MFS(R) MASSACHUSETTS MUNICIPAL HIGH INCOME FUND

                   MFS(R) NEW YORK MUNICIPAL HIGH INCOME FUND

                      Supplement to the Current Prospectus


This prospectus describes two classes of shares for each fund, class A and class B shares. Currently, only class A shares are available for purchase. Class A shares are only available for purchase at net asset value and may only be sold to:

o employees (or certain relatives of employees) of Massachusetts Financial Services Company (referred to as MFS or the adviser) and its affiliates who are residents of Massachusetts or of New York, respectively; or

o    members of the governing boards of the various funds sponsored by MFS.


                 The date of this Supplement is August 1, 2002.